The Central Europe and Russia Fund, Inc.

345 Park Avenue New York, NY 10154

THE CENTRAL EUROPE AND RUSSIA FUND, INC. ANNOUNCES
CHANGE OF EX-RIGHTS DATE FOR RIGHTS OFFERING

FOR IMMEDIATE RELEASE

             NEW YORK, NEW YORK, December 15, 2005 – The Central Europe and Russia Fund, Inc. (NYSE: CEE) announced on December 13, 2005 that its Board of Directors had approved the terms of a transferable rights offering of additional common stock of the Fund (the “Offer”).

             The Ex-Rights Date for the Offer will be determined by the New York Stock Exchange pursuant to its normal procedures.  The Ex-Rights Date will not be December 19, 2005, as stated in the Fund’s December 13 press release.

             The Fund will issue a press release to notify stockholders of when the rights have been admitted for trading and of the Ex-Rights Date once these dates have been determined by the NYSE.

             The Central Europe and Russia Fund, Inc. is a non-diversified, closed-end investment company seeking long term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. Its shares are listed on the NYSE under the symbol “CEE”. Because the Fund is non-diversified it can take larger positions in fewer companies, increasing its overall risk profile. Investments in securities of foreign issuers present greater risks including currency fluctuations and changes in political/economic conditions. Foreign securities markets generally exhibit greater price volatility and are less liquid than the US markets. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several are beyond the control of the Fund. Therefore, the Fund cannot predict the trading price of its shares in relation to net asset value.

             Before investing in the Fund, investors should carefully consider the investment objective, risks, and charges and expenses of the Fund. This information can be found in the Fund’s prospectus on file with the Securities and Exchange Commission. An investor should carefully read the Fund’s prospectus before investing.

             This announcement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The offer will be made only by means of a prospectus and only after the registration statement on file with the Securities and Exchange Commission has been declared effective. The final terms of the offer may be different from those discussed above.

NOT FDIC/NCUA INSURED MAY LOSE VALUE NO BANK GUARANTEE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

For further information please contact:

Georgeson Shareholder Communications Inc.
(800) 221-4215

or

Jonathan Diorio Deutsche Asset Management Investor Relations (212) 454-2208	Rohini Pragasam Deutsche Asset Management Media Relations (212) 250-4516

(12/05 41953)